Exhibit 10.2

                                CONVERTIBLE NOTE

         NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

December 29, 2003                                                     $1,250,000

                              GLOBALNET CORPORATION

                              Amended and Restated
                              Convertible Note Due
                                 March 31, 2004

     THIS NOTE is issued by GlobalNet Corporation, a Nevada corporation (the "Company"), formerly iDial Networks, Inc., and amends, restates and replaces the Promissory Note issued by the Company to The Titan Corporation dated August 21, 2003.

     1. Payment Terms. The Company promises to pay to The Titan Corporation, a Delaware corporation, or permitted assigns, (the "Holder"), the principal sum of One Million Two Hundred Fifty Thousand and 00/100 Dollars (US$1,250,000.00), without interest, payable as follows:

          (a) The amount of Twenty Five Thousand and 00/100 Dollars (US$25,000.00) commencing on December 29, 2003 and continuing thereafter on every Friday thereafter until the Effective Date (as defined under Section 3 herein); provided, however, that if any such Friday is not a business day in the State of New York, then such payment shall be made on the next succeeding business day (the "Installment Payments"); and

          (b) The entire outstanding balance will be due and payable on March 31, 2004 (the "Maturity Date"); provided, however, that if the Maturity Date is not a business day in the State of New York, then such payment shall be made on the next succeeding business day (the "Final Payment").

     2. Transfer of Note. This Note has been issued subject to investment representations of the Holder and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and other applicable state and foreign securities laws. The Holder shall deliver written notice to the Company of any proposed transfer of this Note. In the event of any proposed transfer of this Note, the Company may require, prior

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to issuance of a new Note in the name of such other person, that it receive reasonable transfer documentation including legal opinions that the issuance of the Note in such other name does not and will not cause a violation of the Securities Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company's records as the owner hereof for the purpose of receiving payments as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary. This Note has been executed and delivered pursuant to the Settlement Agreement dated as of December 29, 2003 between the Company and The Titan Corporation (the "Settlement Agreement"), and is subject to the terms and conditions of the Settlement Agreement, which are, by this reference, incorporated herein and made a part hereof.

     3. Conversion. The Holder of this Note is entitled, at its option, to convert, at any time after the Effective Date, the principal amount of this Note or any portion thereof, into shares of Common Stock as follows:

          (a) Right to Convert.

               (i) Subject to the terms, conditions, and restrictions of this
          Section 3, at any time after the Effective Date, the Holder shall have the right to convert all or any portion of the principal amount of this Note into that number of fully-paid and nonassessable shares of Common Stock (rounded to the nearest whole share in accordance with Subsection 3(e)), at the Conversion Rate (as defined below).

               (ii) Anything in Subsection 3(a)(i) to the contrary notwithstanding, in no event shall any Holder be entitled to convert all or any portion of the principal amount of this Note in excess of that amount that, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the Holder and its "affiliates" (as defined in Rule 405 under the Securities Act) to exceed 4.99% of the outstanding shares of the Common Stock following such conversion. For purposes of this Subsection, the aggregate number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which the determination is being made, but shall exclude the number of shares of Common Stock that would be issuable upon (i) conversion of the remaining, nonconverted portion of the Principal Amount of this Note beneficially owned by the Holder and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder and its affiliates. Except as set forth in the preceding sentence, for purposes of this Subsection 3(a)(ii), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For purposes of this Subsection, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-QSB or Form 10-KSB, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or its Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of the Holder, the Company shall promptly


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          confirm orally and in writing to the Holder the number of shares of
          Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to conversions of this Note by the Holder since the date as of which such number of outstanding shares of Common Stock was reported. To the extent that the limitation contained in this Subsection 3(a)(ii) applies, the determination of whether such portion of this Note is convertible (in relation to other securities owned by the Holder) and of what portion of this Note is convertible shall be in the sole discretion of the Holder, and (subject to the restriction set forth below) the submission of this Note for conversion shall be deemed to be the Holder's determination of whether such portion of this Note is convertible (in relation to other securities owned by the Holder) and of what portion of this Note is convertible, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation or right to verify or confirm the accuracy of such determination. Nothing contained herein shall be deemed to restrict the right of the Holder to convert such portion of this Note at such time as such conversion will not violate the provisions of this Subsection. The Holder may waive the provisions of this Subsection 3(a)(ii) upon not less than 75 days' prior notice to the Company, and the provisions of this Subsection 3(a)(ii) shall continue to apply until such 75th day (or such later date as may be specified in such notice of waiver). No conversion in violation of this Subsection 3(a)(ii), but otherwise in accordance with this Note, shall affect the status of the Common Stock issued upon such conversion as validly issued, fully-paid and nonassessable.

          (b) Definitions.

          "Closing Bid Price" or "Closing Ask Price" means, for any security as of any date, the last closing bid or ask price, as the case may be, for such security on the Principal Market (as defined below) as reported by Bloomberg L.P. ("Bloomberg"), or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid or ask price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid or ask price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid or ask price is reported for such security by Bloomberg, the last closing trade price of such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the average of the bid or ask prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price or Closing Ask Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price or Closing Ask Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. (All such determinations are to be appropriately adjusted for any stock dividend, stock split or other similar transaction during such period).

          "Common Stock" means the Company's authorized common stock, $0.005 par value.

          "Conversion Amount" means that portion of this Note being converted by the Holder.

          "Conversion Date" means the date upon which the relevant Conversion Notice shall have been received by the Transfer Agent.

          "Conversion Price" means, as of any Conversion Date or other date of determination, the greater of: (i) a fixed conversion price equal to $0.005 (the "Maximum Conversion Price") ; or (ii) a variable conversion price equal to 100% of the Market Price.

          "Conversion Rate" means the Conversion Amount divided by the Conversion Price.


          "Effective Date" means the date a registration statement registering under the Securities Act the resale of the Common Stock issuable upon conversion of the Note is declared effective by the U.S. Securities and Exchange Commission.

          "Market Price" means the average of the Closing Bid Price and Closing Asked Price of the Common Stock on the Principal Market as reported by Bloomberg on the Trading Day immediately preceding the date of determination.

          "Net Proceeds" means the sum of (i) all Installment Payments made under Section 1(a), (ii) all Prepayments made under Section 4, and (iii) the proceeds received by the Holder from the sale of the Common Stock issued to the Holder upon conversion of this Note after deducting commissions in connection therewith.

          "Principal Market" means the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market, the Nasdaq SmallCap Market, or the OTC Bulletin Board, whichever is at the time the principal trading exchange or market for the Common Stock, based upon share volume.

          "Trading Day" means any day during which the Principal Market shall be open for trading.

          (c) Conversion Notice. The Holder of this Note or its agent may exercise its conversion right by giving a written conversion notice in the form of Exhibit A hereto (the "Conversion Notice") to the Company's transfer agent for its Common Stock, as designated by the Company from time to time (the "Transfer Agent"), (x) by facsimile or (y) by registered mail or overnight delivery service, with a copy by facsimile to the Company and the Company's outside counsel as specified from time to time by written notice to the holders of the Convertible Notes. Upon receipt of a conversion notice from the Holder, the Company shall make a notation in its records as to the remaining outstanding principal amount of the Note registered in the name of the Holder which shall be conclusive and binding upon the Holder. Promptly, but in no event more than five (5) Trading Days after the receipt of a Conversion Notice converting the entire unpaid principal amount of this Note, the Holder of this Note shall surrender this Note to the Company (or such other office or agency of the Company as the Company may designate by notice in writing to the Holder).

          (d) Issuance of Certificates; Time Conversion Effected. Promptly, but in no event more than three (3) Trading Days after the receipt of the Conversion Notice referred to in Subsection 3(c), the Transfer Agent shall issue and deliver, or the Company shall cause to be issued and delivered, to the Holder, registered in such name or names as the Holder may direct, a certificate or certificates for the number of whole shares of Common Stock into which this Note has been converted. In the alternative, if the Transfer Agent is a participant in the electronic book transfer program, the Transfer Agent shall credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder's or its designee's balance account with The Depository Trust Company. Such conversion shall be deemed to have been effected, and the Conversion Date shall be deemed to have occurred, on the date on which such Conversion Notice shall have been received by the Transfer Agent. The rights of the Holder of this Note shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby, on the Conversion Date. Issuance of shares of Common Stock issuable upon conversion that are requested to be registered in a name other than that of the registered Holder shall be subject to compliance with all applicable federal and state securities laws.

          (e) Fractional Shares. The Company shall not, nor shall it cause the Transfer Agent to, issue any fraction of a share of Common Stock upon any conversion. All shares of Common Stock (including fractions thereof) issuable upon conversion of this Note by the Holder shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of Common Stock. If, after such final aggregation, the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall cause the Transfer Agent to issue one whole share of Common Stock in respect of such fraction of a share of Common Stock.

          (f) Adjustment of Maximum Conversion Price. If the Company at any time changes the par value of its Common Stock, the Maximum Conversion Price in effect immediately prior to such change shall become the par value of the Common Stock after such change.

          (g) Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person (as defined below) or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change." Prior to the consummation of any Organic Change, the Company will make appropriate provision (in form and substance reasonably satisfactory to the Holder) to insure that the Holder will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock otherwise acquirable and receivable upon the conversion of this Note, such shares of stock, securities or assets as would have been issued or payable in such Organic Change with respect to or in exchange for the number of shares of Common Stock that would have been acquirable and receivable had this Note been converted into shares of Common Stock immediately prior to such Organic Change (without taking into account any limitations or restrictions on the timing or amount of conversions). In any such case, the Company will make appropriate provision (in form and substance reasonably satisfactory to the Holder) with respect to the Holder's rights and interests to insure that the provisions of this
     Section 3(f) will thereafter be applicable to this Note (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Company, an immediate adjustment of the Maximum Conversion Price in accordance with Subsection 3(f)(i) using the par value for the Common Stock reflected by the terms of such consolidation, merger or sale). The Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes, by written instrument (in form and substance reasonably satisfactory to the Holder, the obligation to deliver to each holder of Convertible Notes such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire. "Person" shall mean an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

          (g) Limitation on Number of Conversion Shares.

               (i) Minimum Shares. Subject to the limitations under Section 3(g)(ii), the Company shall issue to the Holder such additional shares of Common Stock, as requested by the Holder, in such amount based on the Conversion Rate, to the extent that the Net Proceeds realized by the Holder prior to the Maturity Date is less than One Million Two Hundred Fifty Thousand and 00/100 Dollars (US$1,250,000.00).

               (ii) Maximum Shares. In no event shall the Company be obligated to issue shares of Common Stock under this Section 3 to the Holder after the Holder has realized Net Proceeds of One Million Two Hundred Fifty Thousand and 00/100 Dollars (US$1,250,000.00), and to the extent any such shares of Common Stock have been issued to the Holder, the Holder shall return such shares of Common Stock to the Company.

     4. Prepayment. The Company may, at any time, make payments ("Prepayments") of principal before the Maturity Date without penalty or premium.

     5. Stock to be Reserved. The Company will have after the Effective Date a sufficient number of shares of Common Stock available to reserve for issuance upon the conversion of the Note. The Company will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of all of the Note, such number of shares of Common Stock as shall then be issuable upon the conversion of the Note. The Company covenants that all shares of Common Stock that shall be so issued shall be duly and validly issued, fully-paid and non assessable. The Company will take all such action as may be so taken without violation of any applicable law or regulation to have a sufficient number of authorized but unissued shares of Common Stock to issue upon conversion of the Note.

     6. Default and Remedies.

          (a) Event of Default. Each of the following shall constitute an "Event of Default":

               (i) Failure of the Company to pay, when due, any Installment Payment or the Final Payment or other sum payable hereunder (whether upon any payment date, upon acceleration or otherwise) and such failure continues for a period of three (3) business days;

               (ii) The failure of the Company generally to pay its debts as such debts become due, the admission by the Company in writing of its inability to pay its debts as such debts become due, or the making by the Company of any general assignment for the benefit of creditors; or

               (iii) If pursuant to or within the meaning of the United States Bankruptcy Code or any other federal or state law relating to insolvency or relief of debtors, the Company shall (A) commence a voluntary case or proceeding; (B) consent to the entry of an order for relief against it in an involuntary case; or (C) consent to the appointment of a trustee, receiver, assignee, liquidator or similar official.

          (b) Remedies. Upon the occurrence of such Event of Default, the entire unpaid balance of the Note shall be accelerated, and shall be immediately due and payable, at the option of the Holder, without demand or notice, and in addition thereto, and not in substitution therefore, the Holder shall be entitled to exercise any one or more rights and remedies provided by applicable law. Failure to exercise said option to pursue such other remedies shall not constitute a waiver of such option or such other remedies or of the right to exercise any of the same in the event of any subsequent Event of Default.

     7. No Recourse to Stockholders, etc. Except as provided in the Guaranty from Growth Enterprise Fund, no recourse shall be had for the payment of this Note, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, employee, officer or director, as such, past, present or future, of the Company, whether by virtue of any statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     8. No Rights as Stockholder. No provision of this Note shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a stockholder in respect of any meeting of stockholders or any rights whatsoever as a stockholder of the Company, unless and to the extent converted in accordance with the terms hereof.

     9. Loss, Theft, Destruction of Note. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and, in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (which may include the posting of a bond), or, in the case of any such mutilation, upon surrender and cancellation of this Note, the Company shall make, issue and deliver, in lieu of such lost, stolen, destroyed or mutilated Note, one or more new Notes of like tenor.

     10. Construction. This Note shall be deemed to be jointly drafted by the Company and the initial Holder of the Note and shall not be construed against any person as the drafter hereof.

     11. Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder of this Note in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof (except to the extent that such power, right or privilege must, in accordance with the terms of this Note, be exercised within a specified period of time and such period of time has lapsed without such power, right or privilege being exercised), nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

     12. Governing Law. This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia (without regard to conflicts of law provisions).

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.


Dated:  December 29, 2003                   GLOBALNET CORPORATION


                                            By: /s/ MARK T. WOOD
                                                ----------------
                                            Name:  Mark T. Wood
                                            Title: Chief Executive Officer



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                                    EXHIBIT A

                              NOTICE OF CONVERSION
     (To be Executed by the Registered Holder in order to Convert the Note)

     The undersigned hereby irrevocably elects to convert $ ________________ of the principal amount of the above Note into shares of Common Stock of GlobalNet Corporation (the "Company") according to the conditions hereof, as of the date written below.

Date of Conversion ____________________________________________________________

Applicable Conversion Price  __________________________________________________

Accrued Interest_______________________________________________________________

Number of shares to be issued:_________________________________________________

Signature_____________________________________________________________________
                                     [Name]